Acquisitions and Dispositions	12 Months Ended
Dec. 31, 2017
Acquisitions and Dispositions
Acquisitions

4.  Acquisitions and Dispositions

Rexam

On June 30, 2016, Ball acquired 100 percent of the outstanding shares of Rexam, a U.K.-based beverage container manufacturer, for the purchase price of £2.9 billion ($3.8 billion) in cash, and 64.5 million treasury shares of Ball Corporation common stock (valued at $35.70 per share, as adjusted for the two-for-one stock split, for a total share consideration of $2.3 billion). Additionally, the company recorded $24 million of consideration for stock-based compensation. The common shares were valued using the price on the date of acquisition and were presented as a reduction of treasury stock. The cash portion of the acquisition price was paid in July 2016 using proceeds from restricted cash held in escrow and borrowings under the $1.4 billion and €1.1 billion Term A loan facilities obtained in March 2016.

The consummation of the acquisition was subject to, among other things, approval from Ball’s shareholders, approval from Rexam’s shareholders, certain regulatory approvals and satisfaction of other customary closing conditions. In order to satisfy certain regulatory requirements, the company was required to sell a portion of Ball’s existing beverage packaging business and select beverage can assets of Rexam (the Divestment Business). The sale of the Divestment Business to Ardagh Group S.A. (Ardagh), was completed concurrently on June 30, 2016, for $3.42 billion, subject to customary closing adjustments and certain transaction service arrangements between Ball and Ardagh during a transition period. The sale agreement with Ardagh in respect of the Divestment Business contains customary representations, warranties, covenants and provisions allocating liabilities, as well as indemnification obligations to and from Ardagh, pursuant to which claims may be made when applicable. A pretax gain on sale $344 million for the year ended December 31, 2016, was recorded within business consolidation and other activities and was subject to finalization of working capital and other items. The company also entered into a supply agreement with Ardagh to manufacture and sell can ends to the Divestment Business in Brazil in exchange for proceeds of $103 million. As a condition of the sale of the Divestment Business to Ardagh, the company guaranteed a minimum volume of sales for the Divestment Business in 2017, whereby the company was required to pay Ardagh up to $75 million based upon any shortfall of 2017 sales relative to an agreed-upon minimum threshold. In 2017, the company finalized the Ardagh closing adjustments and minimum volume guarantees and recorded an additional gain on sale of $55 million.

In connection with the sale of the Divestment Business to Ardagh on June 30, 2016, the company provided indemnifications for the uncertain tax positions of the Divestment Business sold to Ardagh. These indemnifications were accounted for as guarantees and the company initially recognized a liability equal to the fair value of the indemnities. There are no limitations on the maximum potential future payments the company could be obligated to make and, based on the nature of the indemnified items, the company is unable to reasonably estimate its potential exposure under these items in excess of liabilities recorded. During 2017, the company recorded $34 million in business consolidation and other activities for an increase in the estimated amount of the claims covered by indemnifications for tax matters provided to the buyer in relation to the Divestment Business. The estimated value of the claims under these indemnities is $55 million at December 31, 2017, and the liabilities have been recorded in other current liabilities.

The portion of the Divestment Business composed of Ball's legacy beverage packaging businesses had earnings before taxes as shown below. These earnings before taxes may not be indicative of the earnings before taxes that would be generated by these components of the Divestment Business in future periods. Additionally, due to complexities associated with how Ball's legacy beverage packaging businesses included in the Divestment Business were integrated into Ball Corporation in historical periods, these earnings before taxes may not be indicative of the earnings before taxes of these Divestment Business components had they been operated as a stand-alone business or businesses.

	Years Ended December 31,
($ in millions)	2016	2015

Earnings before taxes	$104	$178
Earnings before taxes attributable to Ball Corporation	104	170

The Rexam portion of the Divestment Business is not included in the table above as the financial information is not included in Ball’s historical results.

A total of 54 manufacturing facilities were acquired from Rexam, including 17 in North America, 20 in Europe, 12 in South America and five in the AMEA region. A total of 22 manufacturing facilities were sold as part of the Divestment Business, including 12 Ball facilities and 10 Rexam facilities. Of these 22 facilities, eight are located in North America, 12 are located in Europe and two are located in Brazil. The company had a total of 75 beverage manufacturing facilities and joint ventures after the completion of the Rexam acquisition and sale of the Divestment Business.

The Rexam acquisition aligns with Ball’s Drive for 10 vision, including the company’s long-standing capital allocation strategy and EVA philosophy. The combination created the world’s largest supplier of beverage containers allowing the company to better serve its customers with its enhanced geographic footprint and innovative product offerings. In particular, Ball expects the acquisition to continue to deliver long-term shareholder value through optimizing global sourcing, reducing general and administrative expenses, sharing best practices to improve production efficiencies and leveraging its footprint to lower freight, logistics and warehousing costs. In addition, further value can continue to be created through balance sheet improvements with a focus on working capital and inventory management and sustainability priorities as a result of the larger plant network.

The Rexam acquisition was accounted for as a business combination and its results of operations have been included in the company’s consolidated statements of earnings and cash flows from the date of acquisition. In total, pretax charges of $216 million were incurred for transaction costs associated with the acquisition which, in accordance with current accounting guidance, were expensed as incurred. The transaction costs are included in the business consolidation and other activities line in the consolidated statement of earnings.

In connection with the acquisition, Ball assumed Rexam debt of approximately $2.8 billion, of which approximately $2.7 billion was extinguished during 2016. The proceeds from the sale of the Divestment Business were partially used to extinguish the assumed Rexam debt.

During the second quarter of 2017, the company finalized the allocation of the purchase price for the Rexam acquisition. The measurement period adjustments to the acquisition fair values and useful lives for acquired identifiable intangible assets and fixed assets were due to the refinement of our valuation models, assumptions and inputs. The updated assumptions and inputs incorporated additional information obtained subsequent to the closing of the transaction related to facts and circumstances that existed as of the acquisition date. The final purchase price allocation changes during the second quarter of 2017 included an increase of $590 million in the value of intangible assets, an increase of $31 million in the value of investments in affiliates and a decrease of $384 million in the value of goodwill. Net long-term deferred tax liabilities also increased by $244 million primarily due to the tax effect of these changes to the final purchase price allocation. The company recorded an additional charge of $35 million in 2017 in relation to the year ended December 31, 2016, for incremental depreciation and amortization related to the finalization of Rexam asset values and useful lives.

The cumulative impacts of all adjustments have been reflected in the consolidated financial statements, which are summarized in the table below:

June 30,
($ in millions)	2016

Cash	$450
Receivables, net	778
Inventories, net	782
Other current assets	165
Assets held for sale (sold to Ardagh on June 30, 2016)	911
Total current assets	3,086

Property, plant and equipment	2,301
Goodwill	3,415
Intangible assets	2,478
Restricted cash	174
Other assets	490
Total assets acquired	11,944

Short-term debt and current portion of long-term debt	2,792
Accounts payable	858
Accrued employee costs	135
Liabilities held for sale (sold to Ardagh on June 30, 2016)	7
Other current liabilities	373
Total current liabilities	4,165

Long-term debt	28
Employee benefit obligations	508
Deferred taxes and other liabilities	993
Total liabilities assumed	5,694

Net assets acquired	6,250

Noncontrolling interests	(90)
Aggregate value of consideration paid	$6,160

The following table details the identifiable intangible assets acquired, their fair values and estimated useful lives:

($ in millions)	Fair Value	Weighted- Average Estimated Useful Life (in Years)

Customer relationships	$2,437	17
Trademarks	41	3
	$2,478

Because the acquisition of Rexam was a stock purchase, neither the goodwill nor the intangible assets acquired are deductible under local country corporate tax laws; however, they will generally be deductible in computing earnings and profits for U.S. tax purposes.

The following unaudited pro forma consolidated results of operations (pro forma information) have been prepared as if the acquisition of Rexam and the sale of the Divestment Business had occurred as of January 1, 2015. The pro forma information combines the historical results of Ball and Rexam. The pro forma information is not necessarily indicative of the actual results that would have occurred had the acquisition been in effect for the periods presented, nor is it necessarily indicative of the results that may be obtained in the future.

	Years Ended December 31,
($ in millions, except per share amounts)	2016	2015

Net sales (a)	$10,455	$11,190
Net earnings attributable to Ball Corporation (b)	227	(417)
Basic earnings per share	0.65	(1.19)
Diluted earnings per share	0.64	(1.19)
(a)	Net sales were adjusted to include net sales of Rexam. The company also excluded the net sales attributable to the Divestment Business.
(b)	Pro forma adjustments to net earnings attributable to Ball Corporation were adjusted as follows:
•

Excludes acquisition-related transaction costs and debt refinancing costs incurred in the year ended December 31, 2016, pro forma statements of earnings. The twelve months ended December 31, 2015, pro forma net earnings were adjusted to include the acquisition-related transaction costs and debt refinancing costs incurred in the year ended December 31, 2016, as the pro forma information shown assumes that the Rexam acquisition has been consummated as of January 1, 2015.

•	Includes interest expense associated with the new debt utilized to finance the acquisition.
•	Includes depreciation and amortization expense based on the final fair value of property, plant and equipment and amortizable intangible assets acquired.
•

Includes an additional charge to cost of sales of $84 million in the year ended December 31, 2015, based on the step-up value of inventory, and removes the charge of $84 million for the year ended December 31, 2016.

•	Excludes net earnings attributable to the Divestment Business for the years ended December 31, 2016 and 2015.
•	Excludes the gain on sale of the Divestment Business for the year ended December 31, 2016.
•	Includes the effect of final measurement period adjustments for the years ended December 31, 2016 and 2015.

All of these pro forma adjustments were adjusted for the applicable income tax impacts. Ball has applied enacted statutory tax rates in the U.K. during the periods indicated above. Ball used a tax rate of 20 percent and 20.25 percent to calculate the financing, acquisition and divestment business-related adjustments for the years ended December 31, 2016 and 2015, respectively. However, the tax impact on acquisition-related transaction costs already incurred was recorded at a U.S. statutory rate of approximately 37 percent as these transaction costs were incurred in the U.S. These rates may not be reflective of Ball’s effective tax rate for future periods after the Rexam acquisition and sale of the Divestment Business.

In the fourth quarter of 2015, Ball completed the acquisition of the remaining outstanding noncontrolling interests in a Ball-consolidated joint venture company (Latapack-Ball) organized and operating in Brazil. Ball and its joint venture partners reached an agreement for the partners to exchange all of their interest in Latapack-Ball for a total of approximately 11.4 million treasury shares of Ball common stock, as retrospectively adjusted for the two-for-one stock split that was effective on May 16, 2017, and $17 million of cash. The acquisition of the noncontrolling interests in the joint venture was completed in December 2015, and Latapack-Ball is now a wholly owned subsidiary of Ball and its results are recorded in the beverage packaging, South America, segment.

Food and Aerosol Paint and General Line Plant

In March 2017, the company sold its paint and general line can manufacturing facility in Hubbard, Ohio, for approximately $32 million in cash and recorded a $15 million gain on the sale.

Food and Aerosol Specialty Tin Business

In October 2016, the company sold its specialty tin manufacturing facility in Baltimore, Maryland, for approximately $24 million in cash and recorded a $9 million gain on the sale.

Wavefront Technologies (Wavefront)

In January 2016, the company acquired Wavefront located in Annapolis Junction, Maryland, for total cash consideration of $36 million, net of cash acquired. Wavefront provides systems and network engineering, software development software and analytical services for cyber and mission-focused programs to the U.S. government and commercial industry. The financial results of Wavefront have been included in our aerospace segment from the date of acquisition. The acquisition is not material to the company.